                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 16, 2001




                            CHARMING SHOPPES, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



   Pennsylvania                      0-7258                    23-1721355
------------------               ---------------          --------------------
  (State or Other                  (Commission               (IRS Employer
  Jurisdiction of                  File Number)           Identification No.)
  Incorporation)


450 Winks Lane, Bensalem, Pennsylvania                            19020
--------------------------------------                      ------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (215) 245-9100


                                Not Applicable
 ----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On August 16, 2001, Venice Acquisition Corporation ("VAC"), a subsidiary of Charming Shoppes, Inc. (the "Registrant"), acquired all of the outstanding capital stock of LBH, Inc. from a subsidiary of The Limited, Inc. LBH, Inc. owns all of the outstanding capital stock of Lane Bryant, Inc. and certain other entities that hold assets used in Lane Bryant's business (the "Business"). The acquisition was consummated pursuant to the terms of a Stock Purchase Agreement (the "Purchase Agreement") dated as of July 9, 2001 among the Registrant, VAC, The Limited, Inc. and LFAS, Inc. (a subsidiary of The Limited, Inc.). LBH, Inc. was acquired for $280 million in cash and approximately 8.7 million of the Registrant's common shares, valued as of the date of acquisition at $55 million. The Registrant granted The Limited, Inc. certain registration rights pursuant to a Registration Agreement, although The Limited, Inc. is restricted from selling the common stock for a one-year period from the closing of the transaction. The purchase price was determined by arms' length negotiations between the Registrant and The Limited, Inc. and is subject to a standard post-closing adjustment.

          The Registrant funded the cash portion of the acquisition through a combination of cash on-hand and proceeds from a Loan and Security Agreement that was entered into on August 16, 2001 by and among the Registrant and its subsidiaries, Charming Shoppes of Delaware, Inc., CSI Industries, Inc., Catherine Stores Corporation, Lane Bryant, Inc. and FB Apparel, Inc., as borrowers, Charming Shoppes of Delaware, Inc., as Borrowers' Agent, Congress Financial Corporation, as administrative agent, collateral agent, joint lead arranger and joint bookrunner, J.P. Morgan Business Credit Corp., as co-agent, joint lead arranger and joint bookrunner and the several other financial institutions named therein, as lenders (the "Loan Agreement"). The Loan Agreement provides for a credit facility in the aggregate amount of $375 million, consisting of a $300 million three-year revolving credit facility and a $75 million three-year term loan.

          In connection with the transactions contemplated by the Purchase Agreement, LBH, Inc. and The Limited, Inc. entered into a Services Agreement under which The Limited, Inc. has agreed to provide certain transition services to LBH, Inc. to enable the Registrant to continue operating the Business with minimal operational disruption. In addition, Lane Bryant, Inc. has subleased approximately 205 properties from The Limited, Inc. pursuant to a Master Sublease. The stores subject to the Master Sublease were operated as Lane Bryant stores prior to the closing of the acquisition. The Registrant has guaranteed the obligations of Lane Bryant, Inc. under the Master Sublease and, in connection with such guaranty, has entered into an agreement with The Limited, Inc. that contains certain covenants. Lane Bryant, Inc. also leased office space and warehouse distribution space from an affiliate of The Limited, Inc. pursuant to a Lease Agreement.

          The foregoing description is qualified in its entirety by reference to the agreements filed herewith as Exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Financial Statements of Business Acquired:

               In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K no later than 60 days after August 31, 2001.

          (b)  Pro Forma Financial Information:

               In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K no later than 60 days after August 31, 2001.


          (c)  Exhibits:

               *2.1 Stock Purchase Agreement dated as of July 9, 2001 among Charming Shoppes, Inc., Venice Acquisition Corporation, LFAS, Inc. and The Limited, Inc.

               *2.2 Services Agreement dated as of August 16, 2001 between LBH, Inc. and The Limited, Inc.

                2.3 Covenant Agreement dated as of August 16, 2001 between Charming Shoppes, Inc. and The Limited, Inc.

               *2.4 Master Sublease dated as of August 16, 2001 between The Limited, Inc. and Lane Bryant, Inc.

               *2.5 Lease Agreement dated as of August 16, 2001 by and between Distribution Land Corp. and Lane Bryant, Inc.

               *2.6 Loan and Security Agreement dated as of August 16, 2001 by and among Charming Shoppes, Inc., Charming Shoppes of Delaware, Inc., CSI Industries, Inc., Catherine Stores Corporation, Lane Bryant, Inc. and FB Apparel, Inc., as Borrowers, Charming Shoppes of Delaware, Inc., as Borrowers' Agent, Congress Financial Corporation, as Administrative Agent, Collateral Agent, Joint Lead Arranger and Joint Bookrunner, J.P. Morgan Business Credit Corp., as Co-Agent, Joint Lead Arranger and Joint Bookrunner and The Financial Institutions named therein, as Lenders.

                4.1 Registration Agreement between Charming Shoppes, Inc. and The Limited, Inc. dated as of August 16, 2001.

                 * Schedules omitted. The Registrant will furnish a
              supplementary copy of any omitted schedule to the Commission upon request.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CHARMING SHOPPES, INC.


                              By: /s/ Eric M. Specter
                                 ------------------------------
                                 Eric M. Specter,
                                 Chief Financial Officer and
                                 Executive Vice President


August 31, 2001

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description of Exhibit
-----------    ----------------------

  *2.1 Stock Purchase Agreement dated as of July 9, 2001 among Charming Shoppes, Inc., Venice Acquisition Corporation, LFAS, Inc. and The Limited, Inc.

  *2.2         Services Agreement dated as of August 16, 2001 between LBH, Inc.
               and The Limited, Inc.

   2.3 Covenant Agreement dated as of August 16, 2001 between Charming Shoppes, Inc. and The Limited, Inc.

  *2.4 Master Sublease dated as of August 16, 2001 between The Limited, Inc. and Lane Bryant, Inc.

  *2.5 Lease Agreement dated as of August 16, 2001 by and between Distribution Land Corp. and Lane Bryant, Inc.

  *2.6 Loan and Security Agreement dated as of August 16, 2001 by and among Charming Shoppes, Inc., Charming Shoppes of Delaware, Inc., CSI Industries, Inc., Catherine Stores Corporation, Lane Bryant, Inc. and FB Apparel, Inc., as Borrowers, Charming Shoppes of Delaware, Inc., as Borrowers' Agent, Congress Financial Corporation, as Administrative Agent, Collateral Agent, Joint Lead Arranger and Joint Bookrunner, J.P. Morgan Business Credit Corp., as Co-Agent, Joint Lead Arranger and Joint Bookrunner and The Financial Institutions named therein, as Lenders.

   4.1 Registration Agreement dated as of August 16, 2001 between Charming Shoppes, Inc. and The Limited, Inc.


* Schedules omitted. The Registrant will furnish a supplementary copy of any omitted schedule to the Commission upon request.